Exhibit 99.1

EARNINGS RELEASE

CONTACT

Rob Anderson

Chief Financial Officer and Chief Administrative Officer

(615) 732-6470

CAPSTAR FINANCIAL HOLDINGS, INC. ANNOUNCES THIRD QUARTER 2017 RESULTS

NASHVILLE, TN, October 16, 2017/GlobeNewswire/ -- CapStar Financial Holdings, Inc. (“CapStar”) (NASDAQ:CSTR) reported net income of $4.42 million, or $0.35 per share on a fully diluted basis, for the three months ended September 30, 2017, compared to net income of $2.11 million, or $0.20 per share on a fully diluted basis, for the three months ended September 30, 2016.

“Our vision for CapStar is to be a high performing financial institution known for sound, profitable, growth,” said Claire W. Tucker, CapStar’s president and chief executive officer. “This was a record quarter for the company in terms of profitability, and we experienced strong growth in our DDA balances and non-interest income sources. CapStar remains a sound, well-capitalized institution, with no charge-offs during the quarter and a $1.9 million recovery on a previously charged-off loan.  We believe these results further demonstrate our ability to execute this strategy and vision, while creating long-term value for our shareholders.”

Soundness

•	The allowance for loan losses represented 1.45% of total loans at September 30, 2017 compared to 1.25% at September 30, 2016.

•	Non-performing assets as a percentage of total loans and other real estate owned was 0.32% at September 30, 2017 compared to 0.45% at September 30, 2016.

•	Annualized net charge-offs (recoveries) to average loans totaled -0.75% for the three months ended September 30, 2017 compared to 0.25% for the same period in 2016.

•	The total risk based capital ratio was to 12.42% at September 30, 2017 compared to 12.45% at September 30, 2016.

Profitability

•	Return on average assets ("ROAA") for the three months ended September 30, 2017 was 1.28% compared to 0.65% for the same period in 2016.

•	Return on average tangible common equity ("ROATCE") for the three months ended September 30, 2017 was 13.88% compared to 8.84% for the same period in 2016.

•	The net interest margin (“NIM”) for the three months ended September 30, 2017 was 3.26% compared to 3.23% for the same period in 2016.

•	The efficiency ratio for the three months ended September 30, 2017 was 59.6% compared to 64.0% for the same period in 2016.

Growth

•	Average total assets for the quarter ended September 30, 2017 increased 5.5%, to $1.37 billion, compared to $1.30 billion for the same period in 2016.

•	Average gross loans for the quarter ended September 30, 2017 increased 7.9%, to $991.2 million, compared to $918.3 million for the same period in 2016.

•	Average total deposits for the quarter ended September 30, 2017 fell 3.3%, to $1.09 billion, compared to $1.13 billion for the same period in 2016.

•	Average demand deposits for the quarter ended September 30, 2017 increased 26.7%, to $237.2 million, compared to $187.2 million for the same period in 2016.

“By many measures, this quarter’s performance exceeded our expectations. We had record net income of $4.4 million, an ROAA of 1.28%, expansion in our NIM, no credit charge-offs, and strong growth in our DDA and Treasury Management fees,” said Rob Anderson, chief financial officer and chief administrative officer of CapStar. “Through consistent engagement with our clients, the CapStar associate base is building a loyal customer base.”

Conference Call and Webcast Information

CapStar will host a conference call and webcast at 3:00 p.m. Central Time on Monday, October 16, 2017.  During the call, management will review the third quarter results and operational highlights.  Interested parties may listen to the call by dialing (844) 412-1002.  The conference ID number is 90272640.  A simultaneous webcast may be accessed on CapStar’s website at ir.capstarbank.com by clicking on “News & Events”.  An archived version of the webcast will be available in the same location shortly after the live call has ended.

About CapStar Financial Holdings, Inc.

CapStar Financial Holdings, Inc. is a bank holding company headquartered in Nashville, Tennessee, and operates primarily through its wholly owned subsidiary, CapStar Bank, a Tennessee-chartered state bank.  CapStar Bank is a commercial bank that seeks to establish and maintain comprehensive relationships with its clients by delivering customized and creative banking solutions and superior client service.  As of September 30, 2017, on a consolidated basis, CapStar had total assets of $1.3 billion, gross loans of $974.5 million, total deposits of $1.1 billion, and shareholders’ equity of $144.2 million.  Visit www.capstarbank.com for more information.

Forward-Looking Statements

Certain statements in this earnings release are forward-looking statements that reflect CapStar’s current views with respect to, among other things, future events and CapStar’s financial and operational performance. These statements are often, but not always, made through the use of words or phrases such as “may,” “should,” “could,” “predict,” “potential,” “believe,” “will likely result,” “expect,” “continue,” “will,” “anticipate,” “seek,” “aspire,” “achieve,” “estimate,” “intend,” “plan,” “project,” “projection,” “forecast,” “roadmap,” “goal,” “target,” “would,” and “outlook,” or the negative version of those words or other comparable words of a future or forward-looking nature. These forward-looking statements are not historical facts, and are based on current expectations, estimates and projections about CapStar’s industry, management’s beliefs and certain assumptions made by management, many of which, by their nature, are inherently uncertain and beyond CapStar’s control. The inclusion of these forward-looking statements should not be regarded as a representation by CapStar or any other person that such expectations, estimates and projections will be achieved. Accordingly, CapStar cautions you that any such forward-looking statements are not guarantees of future performance and are subject to risks, assumptions and uncertainties that are difficult to predict. Although CapStar believes that the expectations reflected in these forward-looking statements are reasonable as of the date made, actual results may prove to be materially different from the results expressed or implied by the forward-looking statements. There are or will be important factors that could cause CapStar’s actual results to differ materially from those indicated in these forward-looking statements, including, but not limited to, any factors identified in this earnings release as well as those factors that are detailed from time to time in CapStar’s periodic and current reports filed with the Securities and Exchange Commission, including those factors included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2016 under the headings “Item 1A. Risk Factors” and “Cautionary Note Regarding Forward Looking Statements” and in the Company’s Quarterly Reports on Form 10-Q and Current Reports on Form 8-K.  If one or more events related to these or other risks or uncertainties materialize, or if CapStar’s underlying assumptions prove to be incorrect, actual results may differ materially from our forward-looking statements. Accordingly, you should not place undue reliance on any such forward-looking statements. Any forward-looking statement speaks only as of the date of this earnings release, and CapStar does not undertake any obligation to publicly update or review any forward-looking statement, whether as a result of new information, future developments or otherwise, except as required by law. New risks and uncertainties may emerge from time to time, and it is not possible for CapStar to predict their occurrence or how they will affect CapStar.

Non-GAAP Disclaimer

This earnings release includes the following financial measures that were prepared other than in accordance with generally accepted accounting principles in the United States (“non-GAAP financial measure”): return on average tangible common equity and tangible book value per share. These non-GAAP financial measures (i) provides useful information to management and investors that is supplementary to CapStar’s financial condition, results of operations and cash flows computed in accordance with GAAP, (ii) enables a more complete understanding of factors and trends affecting CapStar’s business, and (iii) allows investors to evaluate CapStar’s performance in a manner similar to management, the financial services industry, bank stock analysts and bank regulators; however, CapStar acknowledges that these non-GAAP financial measures have a number of limitations.  As such, you should not view these non-GAAP financial measures as a substitute for results determined in accordance with GAAP, and they are not necessarily comparable to non-GAAP financial measures that other companies use.  See below for a reconciliation of these non-GAAP financial measures to the most directly comparable GAAP financial measure.

CAPSTAR FINANCIAL HOLDINGS, INC. AND SUBSIDIARY

Consolidated Statements of Income (unaudited) (dollars in thousands, except share data)

Third Quarter 2017 Earnings Release

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2017	2016	2017	2016
Interest income:
Loans, including fees	$12,095	$10,659	$33,935	$29,532
Securities:
Taxable	838	787	2,827	2,596
Tax-exempt	304	291	944	841
Federal funds sold	7	4	26	12
Restricted equity securities	108	71	271	210
Interest-bearing deposits in financial institutions	169	63	387	197
Total interest income	13,521	11,875	38,390	33,388
Interest expense:
Interest-bearing deposits	635	404	1,839	1,096
Savings and money market accounts	772	689	2,360	2,141
Time deposits	706	546	1,750	1,566
Federal funds purchased	2	13	13	21
Securities sold under agreements to repurchase	—	—	—	1
Federal Home Loan Bank advances	563	97	1,083	280
Total interest expense	2,678	1,749	7,045	5,105
Net interest income	10,843	10,126	31,345	28,283
Provision for loan losses	(195)	1,639	12,900	2,759
Net interest income after provision for loan losses	11,038	8,487	18,445	25,524
Noninterest income:
Treasury management and other deposit service charges	427	277	1,097	805
Loan commitment fees	223	329	646	901
Net gain (loss) on sale of securities	9	(4)	42	121
Tri-Net fees	367	—	748	—
Mortgage banking income	2,030	2,339	4,617	5,342
Other noninterest income	316	250	1,021	961
Total noninterest income	3,372	3,191	8,171	8,130
Noninterest expense:
Salaries and employee benefits	5,119	5,119	14,989	15,275
Data processing and software	709	627	2,040	1,831
Professional fees	336	391	1,050	1,148
Occupancy	531	352	1,518	1,133
Equipment	564	458	1,604	1,301
Regulatory fees	270	250	877	742
Other operating	946	1,330	2,988	3,057
Total noninterest expense	8,475	8,527	25,066	24,487
Income before income taxes	5,935	3,151	1,550	9,167
Income tax expense	1,516	1,042	141	2,998
Net income	$4,419	$2,109	$1,409	$6,169
Per share information:
Basic net income per share of common stock	$0.39	$0.24	$0.13	$0.71
Diluted net income per share of common stock	$0.35	$0.20	$0.11	$0.58
Weighted average shares outstanding:
Basic	11,279,364	8,792,665	11,239,093	8,701,596
Diluted	12,750,423	10,799,536	12,758,091	10,682,976

This information is preliminary and based on company data available at the time of the presentation.

CAPSTAR FINANCIAL HOLDINGS, INC. AND SUBSIDIARY

Selected Quarterly Financial Data (unaudited) (dollars in thousands, except share data)

Third Quarter 2017 Earnings Release

	Five Quarter Comparison
	9/30/17	6/30/17	3/31/17	12/31/16	9/30/16
Income Statement Data:
Net interest income	$10,843	$10,571	$9,932	$10,180	$10,126
Provision for loan losses	(195)	9,690	3,405	70	1,639
Net interest income after provision for loan losses	11,038	881	6,527	10,110	8,487
Treasury management and other deposit service charges	427	342	329	303	277
Loan commitment fees	223	187	236	217	329
Net gain (loss) on sale of securities	9	40	(6)	—	(4)
Tri-Net fees	367	297	84	125	—
Mortgage banking income	2,030	1,370	1,216	2,033	2,339
Other noninterest income	316	430	274	276	250
Total noninterest income	3,372	2,666	2,133	2,954	3,191
Salaries and employee benefits	5,119	4,784	5,086	5,185	5,119
Data processing and software	709	711	621	542	627
Professional fees	336	350	365	406	391
Occupancy	531	539	449	366	352
Equipment	564	544	496	443	458
Regulatory fees	270	301	307	348	250
Other operating	946	988	1,052	1,352	1,330
Total noninterest expense	8,475	8,217	8,376	8,642	8,527
Net income (loss) before income tax expense	5,935	(4,670)	284	4,422	3,151
Income tax (benefit) expense	1,516	(1,328)	(47)	1,495	1,042
Net income (loss)	$4,419	$(3,342)	$331	$2,927	$2,109
Weighted average shares - basic	11,279,364	11,226,216	11,210,948	11,194,534	8,792,665
Weighted average shares - diluted	12,750,423	12,740,104	12,784,117	12,787,677	10,799,536
Net income (loss) per share, basic	$0.39	$(0.30)	$0.03	$0.26	$0.24
Net income (loss) per share, diluted	0.35	(0.26)	0.03	0.23	0.20
Balance Sheet Data (at period end):
Cash and cash equivalents	$69,789	$48,093	$60,039	$80,111	$73,451
Securities available-for-sale	146,600	155,663	188,516	182,355	167,213
Securities held-to-maturity	45,635	46,458	46,855	46,864	46,228
Loans held for sale	53,225	73,573	35,371	42,111	61,252
Total loans	974,530	996,617	1,003,434	935,251	924,031
Allowance for loan losses	(14,122)	(12,454)	(13,997)	(11,634)	(11,510)
Total assets	1,338,559	1,371,626	1,381,703	1,333,675	1,318,057
Non-interest-bearing deposits	250,007	231,169	223,450	197,788	191,469
Interest-bearing deposits	841,488	889,816	934,545	930,935	944,590
Federal Home Loan Bank advances	95,000	105,000	75,000	55,000	30,000
Total liabilities	1,194,355	1,233,596	1,241,491	1,194,468	1,179,631
Shareholders' equity	$144,204	$138,030	$140,211	$139,207	$138,427
Total shares of common stock outstanding	11,346,498	11,235,255	11,218,328	11,204,515	11,191,021
Total shares of preferred stock outstanding	878,049	878,049	878,049	878,049	878,049
Book value per share of common stock	$11.92	$11.48	$11.70	$11.62	$11.57
Tangible book value per share of common stock *	11.36	10.93	11.14	11.06	11.00
Market value per share of common stock	$19.58	$17.74	$19.07	$21.96	$16.92
Capital ratios:
Total risk based capital	12.42%	11.51%	12.13%	12.60%	12.45%
Tier 1 risk based capital	11.28%	10.54%	11.01%	11.61%	11.46%
Common equity tier 1 capital	10.58%	9.86%	10.32%	10.90%	10.75%
Leverage	10.36%	9.77%	10.37%	10.46%	10.47%

_____________________

*This metric is a non-GAAP financial measure.  See below for a reconciliation to the most directly comparable GAAP financial measure.

This information is preliminary and based on company data available at the time of the presentation.

CAPSTAR FINANCIAL HOLDINGS, INC. AND SUBSIDIARY

Selected Quarterly Financial Data (unaudited) (dollars in thousands, except share data)

Third Quarter 2017 Earnings Release

	Five Quarter Comparison
	9/30/17	6/30/17	3/31/17	12/31/16	9/30/16
Average Balance Sheet Data:
Cash and cash equivalents	$59,352	$62,002	$58,925	$66,758	$55,054
Investment securities	207,926	227,431	237,084	226,033	218,463
Loans held for sale	67,886	34,690	28,359	52,483	63,640
Loans	991,238	1,028,968	974,350	938,887	918,302
Assets	1,367,993	1,393,331	1,340,237	1,324,620	1,296,871
Interest bearing deposits	857,344	882,722	933,328	942,923	944,794
Deposits	1,094,500	1,111,833	1,143,636	1,138,779	1,132,038
Federal Home Loan Bank advances	123,315	128,901	43,837	33,478	29,565
Liabilities	1,226,438	1,250,544	1,198,686	1,185,091	1,179,480
Shareholders' equity	$141,556	$142,787	$141,551	$139,529	$117,390
Performance Ratios:
Annualized return on average assets	1.28%	-0.96%	0.10%	0.88%	0.65%
Annualized return on average equity	12.38%	-9.39%	0.95%	8.35%	7.15%
Net interest margin	3.26%	3.15%	3.12%	3.17%	3.23%
Annualized Non-interest income to average assets	0.98%	0.77%	0.65%	0.89%	0.98%
Efficiency ratio	59.6%	62.1%	69.4%	65.8%	64.0%
Loans by Type (at period end):
Commercial and industrial	$394,600	$406,636	$420,825	$379,620	$389,718
Commercial real estate - owner occupied	103,183	97,635	92,213	106,735	108,921
Commercial real estate - non-owner occupied	263,595	288,123	268,742	195,587	163,626
Construction and development	79,951	62,152	74,007	94,491	91,366
Consumer real estate	100,811	99,751	99,952	97,015	96,919
Consumer	6,289	4,096	4,495	5,974	7,046
Other	$26,460	$38,783	$43,983	$56,796	$67,806
Asset Quality Data:
Allowance for loan losses to total loans	1.45%	1.25%	1.39%	1.24%	1.25%
Allowance for loan losses to non-performing loans	446%	386%	103%	321%	279%
Nonaccrual loans	$3,165	$3,229	$13,624	$3,619	$4,123
Troubled debt restructurings	1,222	1,239	1,256	1,272	1,288
Loans - 90 days past due and accruing	27	15	-	-	-
Total non-performing loans	3,165	3,229	13,624	3,619	4,123
OREO and repossessed assets	-	-	-	-	-
Total non-performing assets	$3,165	$3,229	$13,624	$3,619	$4,123
Non-performing loans to total loans	0.32%	0.32%	1.36%	0.39%	0.45%
Non-performing assets to total assets	0.24%	0.24%	0.99%	0.27%	0.31%
Non-performing assets to total loans and OREO	0.32%	0.32%	1.36%	0.39%	0.45%
Annualized net charge-offs to average loans	-0.75%	4.38%	0.43%	-0.02%	0.25%
Net charge-offs (recoveries)	$(1,863)	$11,233	$1,041	$(53)	$582
Interest Rates and Yields:
Loans	4.55%	4.29%	4.24%	4.32%	4.36%
Securities	2.40%	2.44%	2.37%	2.19%	2.10%
Total interest-earning assets	4.07%	3.85%	3.77%	3.74%	3.79%
Deposits	0.77%	0.70%	0.67%	0.57%	0.58%
Borrowings and repurchase agreements	1.81%	1.18%	1.30%	2.32%	1.25%
Total interest-bearing liabilities	1.08%	0.92%	0.85%	0.74%	0.71%
Other Information:
Full-time equivalent employees	168	169	168	170	168

This information is preliminary and based on company data available at the time of the presentation.

CAPSTAR FINANCIAL HOLDINGS, INC. AND SUBSIDIARY

Analysis of Interest Income and Expense, Rates and Yields (unaudited) (dollars in thousands)

Third Quarter 2017 Earnings Release

	For the Three Months Ended September 30,
	2017			2016
	Average Outstanding Balance	Interest Income/ Expense	Average Yield/ Rate	Average Outstanding Balance	Interest Income/ Expense	Average Yield/ Rate
Interest-Earning Assets
Loans (1)	$991,238	$11,375	4.55%	$918,302	$10,072	4.36%
Loans held for sale	67,886	720	4.21%	63,640	587	3.67%
Securities:
Taxable investment securities (2)	156,979	946	2.41%	170,382	858	2.01%
Investment securities exempt from federal income tax (3)	50,947	304	2.39%	48,081	291	2.42%
Total securities	207,926	1,250	2.40%	218,463	1,149	2.10%
Cash balances in other banks	49,151	169	1.36%	45,122	63	0.56%
Funds sold	1,711	7	1.67%	1,510	4	0.95%
Total interest-earning assets	1,317,912	13,521	4.07%	1,247,037	11,875	3.79%
Noninterest-earning assets	50,081			49,834
Total assets	$1,367,993			$1,296,871
Interest-Bearing Liabilities
Interest-bearing deposits:
Interest-bearing transaction accounts	$291,250	635	0.87%	$303,727	404	0.53%
Savings and money market deposits	354,972	772	0.86%	437,827	689	0.63%
Time deposits	211,122	706	1.32%	203,240	546	1.07%
Total interest-bearing deposits	857,344	2,113	0.98%	944,794	1,639	0.69%
Borrowings and repurchase agreements	123,859	565	1.81%	34,946	110	1.25%
Total interest-bearing liabilities	981,203	2,678	1.08%	979,740	1,749	0.71%
Noninterest-bearing deposits	237,156			187,244
Total funding sources	1,218,359			1,166,984
Noninterest-bearing liabilities	8,078			12,497
Shareholders’ equity	141,556			117,390
Total liabilities and shareholders’ equity	$1,367,993			$1,296,871
Net interest spread (4)			2.99%			3.08%
Net interest income/margin (5)		$10,843	3.26%		$10,126	3.23%

(1)	Average loan balances include nonaccrual loans. Interest income on loans includes amortization of deferred loan fees, net of deferred loan costs.
(2)	Taxable investment securities include restricted equity securities.
(3)	Balances for investment securities exempt from federal income tax are not calculated on a tax equivalent basis.
(4)	Net interest spread is the average yield on total average interest-earning assets minus the average rate on total average interest-bearing liabilities.
(5)	Net interest margin is net interest income divided by total average interest-earning assets and is presented in the table above on an annualized basis.

This information is preliminary and based on company data available at the time of the presentation.

CAPSTAR FINANCIAL HOLDINGS, INC. AND SUBSIDIARY

Analysis of Interest Income and Expense, Rates and Yields (unaudited) (dollars in thousands)

Third Quarter 2017 Earnings Release

	For the Nine Months Ended September 30,
	2017			2016
	Average Outstanding Balance	Interest Income/ Expense	Average Yield/ Rate	Average Outstanding Balance	Interest Income/ Expense	Average Yield/ Rate
Interest-Earning Assets
Loans (1)	$998,247	$32,580	4.36%	$871,637	$28,252	4.33%
Loans held for sale	43,790	1,355	4.14%	45,564	1,280	3.75%
Securities:
Taxable investment securities (2)	170,810	3,098	2.42%	178,388	2,806	2.10%
Investment securities exempt from federal income tax (3)	53,230	944	2.36%	45,370	841	2.47%
Total securities	224,040	4,042	2.41%	223,758	3,647	2.17%
Cash balances in other banks	48,980	387	1.06%	49,430	197	0.53%
Funds sold	2,359	26	1.46%	2,053	12	0.79%
Total interest-earning assets	1,317,416	38,390	3.90%	1,192,442	33,388	3.74%
Noninterest-earning assets	49,873			49,550
Total assets	$1,367,289			$1,241,992
Interest-Bearing Liabilities
Interest-bearing deposits:
Interest-bearing transaction accounts	$307,992	1,839	0.80%	$263,251	1,096	0.56%
Savings and money market deposits	389,425	2,360	0.81%	442,740	2,141	0.65%
Time deposits	193,436	1,750	1.21%	191,440	1,566	1.09%
Total interest-bearing deposits	890,853	5,949	0.89%	897,431	4,803	0.71%
Borrowings and repurchase agreements	100,221	1,096	1.46%	31,926	302	1.26%
Total interest-bearing liabilities	991,074	7,045	0.95%	929,357	5,105	0.73%
Noninterest-bearing deposits	225,623			187,058
Total funding sources	1,216,697			1,116,415
Noninterest-bearing liabilities	8,627			11,970
Shareholders’ equity	141,965			113,607
Total liabilities and shareholders’ equity	$1,367,289			$1,241,992
Net interest spread (4)			2.95%			3.01%
Net interest income/margin (5)		$31,345	3.18%		$28,283	3.17%

(1)	Average loan balances include nonaccrual loans. Interest income on loans includes amortization of deferred loan fees, net of deferred loan costs.
(2)	Taxable investment securities include restricted equity securities.
(3)	Balances for investment securities exempt from federal income tax are not calculated on a tax equivalent basis.
(4)	Net interest spread is the average yield on total average interest-earning assets minus the average rate on total average interest-bearing liabilities.
(5)	Net interest margin is net interest income divided by total average interest-earning assets and is presented in the table above on an annualized basis.

This information is preliminary and based on company data available at the time of the presentation.

CAPSTAR FINANCIAL HOLDINGS, INC. AND SUBSIDIARY

Non-GAAP Financial Measures (unaudited) (dollars in thousands)

Third Quarter 2017 Earnings Release

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2017	2016	2017	2016
Average Tangible Equity:
Average Total shareholders' equity	$141,556	$117,390	$141,965	$113,607
Less: average intangible assets	(6,258)	(6,312)	(6,271)	(6,325)
Average Tangible equity	$135,298	$111,078	$135,694	$107,282

Average Tangible Common Equity:
Average tangible equity	$135,298	$111,078	$135,694	$107,282
Less: average preferred equity	(9,000)	(16,174)	(9,000)	(16,391)
Average tangible common equity	$126,298	$94,904	$126,694	$90,891

Annualized Return on Average Tangible Common Equity (ROATCE):
Average tangible common equity	$126,298	$94,904	$126,694	$90,892
Net income	$4,419	$2,109	$1,409	$6,169
Annualized return on average tangible common equity (ROATCE)	13.88%	8.84%	1.49%	9.07%

	9/30/17	9/30/16
Tangible Equity:
Total shareholders' equity	$144,204	$138,427
Less: intangible assets	(6,252)	(6,303)
Tangible equity	$137,952	$132,124

Tangible Common Equity:
Tangible equity	$137,952	$132,124
Less: preferred equity	(9,000)	(9,000)
Tangible common equity	$128,952	$123,124

Tangible Book Value per Share of Common Stock:
Tangible common equity	$128,952	$123,124
Total shares of common stock outstanding	11,346,498	11,191,021
Tangible book value per share of common stock	$11.36	$11.00